SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2001

                                   ----------


                       ATLANTIC TECHNOLOGY VENTURES, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                      0-27282               36-3898269
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




            150 Broadway
             Suite 1009                                                10038
         New York, New York                                          (Zip code)
  (Address of principal executive
              offices)

       Registrant's telephone number, including area code: (212) 267-2503

Item 5.        Other Events

        On May 21, 2001, Nasdaq advised Atlantic Technology Ventures, Inc. that Atlantic is in compliance with the Marketplace Rules requirement that it have at least $2,000,000 of net tangible assets or $500,000 net income. Nasdaq's determination was based on its review of Atlantic's quarterly report on Form 10-QSB for the quarter ended March 31, 2001. (Nasdaq had previously notified Atlantic that it did not meet this requirement.)


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Atlantic Technology Ventures, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 23, 2001                ATLANTIC TECHNOLOGY VENTURES, INC


                                    By: /s/ Frederic P. Zotos
                                        -----------------------------------
                                        Frederic P. Zotos
                                        President and Chief Executive Officer


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